EXHIBIT 10.S

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

            This Amendment, dated as of May 6, 1999 is made by and between MICRO COMPONENT TECHNOLOGY, INC., a Minnesota corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC. f/k/a NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

            The Borrower and the Lender have entered into a Credit and Security Agreement dated as of February 17, 1998, as amended by a First Amendment to Credit and Security Agreement dated as of October 22, 1998 (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

            The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

            1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

            "'Floating Rate' means an annual rate equal to the sum of the Base Rate plus one and one-half percent (1.5%), which annual rate shall change when and as the Base Rate changes."

            2. Minimum Tangible Net Worth. Section 6.12 of the Credit Agreement is hereby amended to read as follows:

            "Section 6.12 Minimum Tangible Net Worth. The Borrower will maintain its Tangible Net Worth determined as at the end of each fiscal quarter, at an amount not less than the amount set forth opposite such fiscal quarter:


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         ---------------------------------------------------------
                Fiscal Quarter Ending           Minimum Tangible
                                                    Net Worth
         ---------------------------------------------------------
                    June 30, 1999                  $6,300,000
         ---------------------------------------------------------
                 September 30, 1999                $6,500,000
         ---------------------------------------------------------
                  December 31, 1999                $6,700,000
         ---------------------------------------------------------
                   March 31, 2000                  $6,900,000
         ---------------------------------------------------------
            June 30, 2000 and thereafter           $7,100,000
         ---------------------------------------------------------

            3. Minimum Net Income. Section 6.13 of the Credit Agreement is hereby amended to read as follows:

            "Section 6.13 Minimum Net Income. Borrower will achieve Net Income, determined as at the end of each month, of not less than the amount set forth opposite the applicable period below:

         ---------------------------------------------------------
                        Period                     Minimum Net
                                                     Income
         ---------------------------------------------------------
            April 1, 1999 to June 30, 1999        ($3,000,000)
         ---------------------------------------------------------
              July 1, 1999 and thereafter         ($1,500,000)
         ---------------------------------------------------------

            In addition, the Borrower shall achieve, as of the end of each fiscal quarter, Net Income of not less than the amount set forth opposite the applicable period below:

         ---------------------------------------------------------
                        Period                     Minimum Net
                                                     Income
         ---------------------------------------------------------
            April 1, 1999 to June 30, 1999        ($2,300,000)
         ---------------------------------------------------------
          July 1, 1999 to September 30, 1999        ($250,000)
         ---------------------------------------------------------
         October 1, 1999 to December 31, 1999              $0
         ---------------------------------------------------------
           January 1, 2000 to March 31, 2000         $250,000
         ---------------------------------------------------------
             April 1, 2000 and thereafter            $500,000
         ---------------------------------------------------------

            4. New Covenants. Section 6.14 of the Credit Agreement is hereby amended to read as follows:

            "Section 6.14 New Covenants. On or before May 31, 2000, the Borrower and the Lender shall agree on new covenant levels for Sections 6.12, 6.13,
      6.15 and 7.11 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels."


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


            5. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

            6. Waiver of Defaults. The Borrower is in default of the following provision of the Credit Agreement (the "Default"):

--------------------------------------------------------------------------------
    SECTION/COVENANT            PERIOD            REQUIRED             ACTUAL
--------------------------------------------------------------------------------
6.12 Minimum Tangible Net      3/27/99    not less than $7,000,000    $6,880,000
Worth
--------------------------------------------------------------------------------

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Default. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

            7. Covenant Default Fee. Section 2.8(f) of the Credit Agreement states that "[i]f at any time the Borrower is in default of Section 6.12 or
Section 6.13, the Borrower agrees to pay to the Lender, upon written demand, a fully earned and non-refundable covenant default fee of $20,000." The Lender hereby demands payment as of the date hereof of one-half of such covenant default fee, and payment of the remaining one-half of the covenant default fee within one day after the tenth consecutive day that the amount of the outstanding Advances is greater than $0.

            8. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 6 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

            (a)   Payment of the fee described in Paragraph 7.

            (b)   Such other matters as the Lender may require.

            9. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

            (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

            (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not


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      (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

            (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

            10. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

            11. No Other Waiver. Except as set forth in Paragraph 6 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

            12. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

            13. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to


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the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 7 hereof.

            14. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.           MICRO COMPONENT TECHNOLOGY, INC.


By                                          By
  ----------------------------------          ----------------------------------
  Kate F. Wahlberg                            Its
  Its Assistant Vice President                   -------------------------------


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